SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

       [ ] Preliminary Proxy Statement
       [ ] Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e) (2)
       [X] Definitive Proxy Statement
       [ ] Definitive Additional Materials
       [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              PHOENIX-SENECA FUNDS
                              --------------------
                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

       [X] No fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

           1)  Title of each class of securities to which transaction applies:

           2)  Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           4)  Proposed maximum aggregate value of transaction:

           5)  Total fee paid: ___________

       [ ] Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:
           2)  Form, Schedule or Registration No.:
           3)  Filing Party:
           4)  Date Filed:

                              PHOENIX-SENECA FUNDS

                        909 MONTGOMERY STREET, SUITE 500
                         SAN FRANCISCO, CALIFORNIA 94133

                           ---------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 MARCH 15, 2000

                           ---------------------------

To the Shareholders:

    A Special Meeting of Shareholders of Phoenix-Seneca Funds (the "Trust") will be held in the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, on Wednesday, March 15, 2000 at 10:00 a.m. for the following purposes:

    (1) To reconstitute the Board of Trustees so as to fix at 15 the number of trustees, and to elect 15 trustees to such Board to serve until the next meeting of shareholders at which trustees are elected; and

    (2) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

    The Board of Trustees has fixed January 19, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

    [bullet] By telephone, with a toll-free call to BostonEquiserve, the Trust's proxy tabulator, at 1-877-779-8683 and following the recorded instructions;

    [bullet] By mail, with the enclosed proxy card and postage-paid envelope; or

    [bullet] In person at the meeting.

    We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

              PLEASE RESPOND--WE ASK THAT YOU VOTE PROMPTLY
              IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF
              FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

                                          By Order of the Board of Trustees,

                                          THOMAS N. STEENBURG, Secretary

San Francisco, California
February 4, 2000

                              PHOENIX-SENECA FUNDS
                         909 MONTGOMERY STREET, SUITE 500
                         SAN FRANCISCO, CALIFORNIA 94133

                               ------------------

                                 PROXY STATEMENT
         A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 15, 2000

                               ------------------

    The enclosed proxy is solicited by the Board of Trustees of Phoenix-Seneca Funds (the "Trust") for use at the Special Meeting of Shareholders to be held on Wednesday, March 15, 2000, and at any adjournment thereof. Shareholders of record at the close of business on January 19, 2000 ("Shareholders") are entitled to notice of and to vote at the meeting or any adjourned session. On that date, there were issued and outstanding 11,804,054.744 shares, par value $1.00 per share, of the Trust (the "Shares"). Each Shareholder will be entitled to one vote for each dollar of net asset value of shares held as of the Record Date and a proportional fractional vote for each fractional dollar value.

    All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Trust a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

    In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special, personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Trust for their reasonable expenses in sending proxy material to beneficial owners of Trust shares. D.F. King & Co., Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $3,500, plus reimbursement of out-of-pocket expenses. The cost of solicitation of proxies will be borne by the Trust.

    In the event that sufficient votes in favor of any of the items set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any proposals for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

    If a Shareholder abstains from voting as to any matter, then the Shares held by such Shareholder shall be deemed present at the meeting for purposes of determining a quorum, but shall not be included for purposes of calculating the vote with respect to such matter, and shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the Shares covered by such non-vote proxy shall be deemed present at the meeting for all purposes except for the purpose of calculating the vote with respect to such matter.

    As used in this Proxy Statement, the term "interested person" has the meaning provided therefore in the Investment Company Act of 1940 (the "1940 Act").

    The following table shows as of January 19, 2000 (the "Record Date") the number of whole shares of each Fund and Class of the Trust outstanding, and the whole votes represented by such shares as of the Record Date:

---------------------------------------------------------------------------
                                                    SHARES         VOTES
FUND AND CLASS                                   OUTSTANDING    REPRESENTED
---------------------------------------------------------------------------
Phoenix-Seneca Bond Fund
---------------------------------------------------------------------------
         Class A Shares                             324,161      3,225,409
---------------------------------------------------------------------------
         Class B Shares                             260,874      2,585,265
---------------------------------------------------------------------------
         Class C Shares                             114,919      1,140,005
---------------------------------------------------------------------------
         Class X Shares                           3,430,038     34,403,285
---------------------------------------------------------------------------
Phoenix-Seneca Growth Fund
---------------------------------------------------------------------------
         Class A Shares                           1,824,338     40,956,407
---------------------------------------------------------------------------
         Class B Shares                             365,533      8,041,733
---------------------------------------------------------------------------
         Class C Shares                             309,590      6,801,704
---------------------------------------------------------------------------
         Class X Shares                           1,819,673     41,725,119
---------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap "EDGE"[servicemark] Fund
---------------------------------------------------------------------------
         Class A Shares                             713,368     17,199,309
---------------------------------------------------------------------------
         Class B Shares                             147,704      3,503,544
---------------------------------------------------------------------------
         Class C Shares                             161,916      3,840,655
---------------------------------------------------------------------------
         Class X Shares                             617,129     15,064,134
---------------------------------------------------------------------------
Phoenix-Seneca Real Estate Securities Fund
---------------------------------------------------------------------------
         Class A Shares                              97,171        913,413
---------------------------------------------------------------------------
         Class B Shares                              13,192        124,011
---------------------------------------------------------------------------
         Class C Shares                              21,526        202,345
---------------------------------------------------------------------------
         Class X Shares                           1,582,914     15,116,836
---------------------------------------------------------------------------
                  TOTAL:                         11,804,054    194,843,174
---------------------------------------------------------------------------

    The following table shows, as of January 14, 2000, the whole votes represented by each Fund and Class owned by the current Trustees, nominees for Trustee and executive officers of the Trust, and by the persons known by the Trust to own more than 5% of the Trust.

                                                               VOTES     PERCENT
    NAME AND POSITION HELD                CLASS             REPRESENTED OF CLASS
    ----------------------                -----             ----------- --------
Gail P. Seneca, President and    Real Estate Securities
Trustee                          Fund Class X Shares            221,118    1.46%

Sandra J. Monticelli,            Growth Fund Class X Shares      65,520    *
Treasurer                        Mid-Cap "EDGE"[servicemark]
                                 Fund Class X Shares            139,636
                                 Real Estate Securities
                                 Fund Class X Shares             17,968

Mary Ann Cusenza, Trustee        Bond Fund Class X Shares        10,577    *

Philip McLoughlin, Trustee       Growth Fund Class A Shares      30,553    *

Paul E. Erdman, Trustee          Bond Fund Class X Shares       159,359    *

Bank of New York Cust. FBO       Growth Fund Class A Shares  11,286,832   27.70%
Amer. Fed. of Mus. & Employer
Pen. Fund
Amivest Corp. Dis. Inv. Mngr.
1 Wall St., Fl. 2
New York, NY  10005-2501

Bank of New York, Cust. Annuity  Growth Fund Class A Shares  3,129, 558    7.68%
FU of Local One IATSE
Amivest Corp.
Disc. Invt. Mngr. 717
Master Tr/Cust. Dept.
Attn:  W. Biempi
1 Wall St., Fl. 7
New York, NY  10005-2500

BT Alex Brown, Inc.              Mid-Cap "EDGE"[servicemark]
FBO 761-00796-21                 Fund Class X Shares          1,914,312   13.05%
P. O. Box 1346
Baltimore, MD 21203-1346

BT Alex Brown, Inc.              Real Estate Securities
FBO 761-00939-11                 Fund Class X Shares            980,314    6.49%
P. O. Box 1346
Baltimore, MD 21203-1346

BT Alex Brown, Inc.              Real Estate Securities
FBO 761-00591-10                 Fund Class X Shares            815,735    5.40%
P. O. Box 1346
Baltimore, MD 21203-1346

DB Alex Brown, LLC               Bond Fund Class X Shares     1,762,693    5.11%
FBO 761-01048-17
P. O. Box 1346
Baltimore, MD 21203-1346

                                                               VOTES     PERCENT
    NAME AND POSITION HELD                CLASS             REPRESENTED OF CLASS
    ----------------------                -----             ----------- --------
Charles Schwab & Co., Inc.       Bond Fund Class X Shares     3,445,882   10.00%
Reinvest Account                 Growth Fund Class X Shares   2,650,218    6.35%
ATTN: Mutual Fund Dept.          Mid-Cap "EDGE"[servicemark]
101 Montgomery St.               Fund Class X Shares          1,089,618    7.43%
San Francisco, CA  94104-4122

Charles Schwab & Co., Inc.       Mid-Cap "EDGE"[servicemark]
Special Custody Acct.            Class A Shares               1,072,234    6.45%
For the Exclusive                Real Estate Securities
Benefit of Our Customers         Fund Class A Shares            236,529   25.49%
ATTN: Mutual Fund Operations
101 Montgomery St.
San Francisco, CA  94104-4122

Donaldson Lufkin Jenrette        Bond Fund Class A Shares       166,048    5.17%
Securities Corp., Inc.           Bond Fund Class C Shares        70,429    6.26%
P. O. Box 2052                   Mid-Cap "EDGE"[servicemark]
Jersey City, NJ 07303-2052       Fund Class B Shares            174,848   17.18%
                                 Real Estate Securities
                                 Fund Class C Shares             33,544   16.54%

First National Bank of           Real Estate Securities
Onaga Cust.                      Fund Class A Shares            120,975   13.04%
FBO Darrell D. Vore IRA
P.O. Box 420
301 Leonard St.
Onaga, KS  66521-420

Susan R. Mintz                   Real Estate Securities
3000 Saint Charles Avenue,       Fund Class A Shares            180,144   19.41%
Apt. 415
New Orleans, LA 70115-4473

MLPF&S for the Sole Benefit      Bond Fund Class B Shares       134,526    5.20%
of its Customers                 Bond Fund Class C Shares        60,410    5.37%
Attn:  Fund Administration       Growth Fund Class B Shares   1,054,945   13.20%
4800 Deer Lake Dr. E., 3rd Flr.  Growth Fund Class C Shares     587,169    8.76%
Jacksonville, FL 32246-6484      Mid-Cap "EDGE"[servicemark]
                                 Class A Shares               5,956,782   35.84%
                                 Mid-Cap "EDGE"[servicemark]
                                 Class B Shares                 663,147   19.47%
                                 Mid-Cap "EDGE"[servicemark]
                                 Class C Shares               1,414,163   39.44%

NFSC FEBO #APW-777242            Bond Fund Class C Shares        90,273    8.02%
John S. Hinmon
Harriet H. Hinmon
P.O. Box 838
Edwards, CO  81632-0838

NFSC FEBO #179-684260            Growth Fund Class A          2,243,624    5.51%
Amalg Bank of NY Cust.           Shares
UFCW LCL 50 Pension Plan
Amivest Corp. Disc. Invt. Mngr.
11-15 Union Sq.
New York, NY  10459-2792

                                                               VOTES     PERCENT
    NAME AND POSITION HELD                CLASS             REPRESENTED OF CLASS
    ----------------------                -----             ----------- --------
Pacific Bank, Cust.              Real Estate Securities
Blair Walker Stratford TTEE      Fund Class X Shares          3,404,189   22.55%
Blair Walker Stratford 1994
Family Trust
Attn: Ginger Bradley
100 Montgomery Street
San Francisco, CA 94104-4937

Pacific Bank, Cust.              Real Estate Securities
Walker Security Investments,     Fund Class X Shares          3,032,769   20.09%
LLC
Attn: Ginger Bradley
100 Montgomery Street
San Francisco, CA 94104

PaineWebber for the Benefit of   Bond Fund Class C Shares       340,113   30.23%
Youth Tennis Foundation of
North Carolina
Pier 23
San Francisco, CA  94111-1136

Phoenix Equity Planning Corp.    Bond Fund Class C Shares       101,719    9.04%
ATTN:  Corporate                 Real Estate Securities
Accounting Dept.                 Fund Class B Shares             81,211   65.35%
C/O Gene Charon, Controller      Real Estate Securities
100 Bright Meadow Blvd.          Fund Class C Shares             81,215   40.05%
Enfield, CT  06082-1957

Phoenix Home Life                Bond Fund Class X Shares    15,729,585   45.64%
ATTN: Pam Levesque
56 Prospect St.
Hartford, CT 06103-2818

Resources Trust Company TTEE     Real Estate Securities
FBO Harvey H. Bohman IRA         Fund Class C Shares             36,162   17.83%
P. O. Box 5900
Denver, CO 80217-5900

Resources Trust Company TTEE     Real Estate Securities
FBO Fred O'Dell IRA              Fund Class C Shares             20,048    9.89%
P. O. Box 5900
Denver, CO 80217-5900

Resources Trust Company TTEE     Real Estate Securities
FBO Bertha Vasquez               Fund Class C Shares             16,467    8.12%
P. O. Box 5900
Denver, CO 80217-5900

Resources Trust Company TTEE     Real Estate Securities
FBO Gail B. Nestlerode IRA       Fund Class C Shares             13,467    6.64%
P. O. Box 5900
Denver, CO 80217-5900

State Street Bank & Trust Co.    Bond Fund Class A Shares       331,395   10.34%
Custodian for the IRA
Rollover of
Eugene J. Glaser
784 Park Ave. #15C
New York, NY  10021-3553

                                                               VOTES     PERCENT
    NAME AND POSITION HELD                CLASS             REPRESENTED OF CLASS
    ----------------------                -----             ----------- --------
State Street Bank & Trust Co.    Bond Fund Class B Shares       358,930   13.87%
Custodian for the IRA of
Harold C. Patterson
6298 Breckenridge Road
Lake Worth, FL  33467-6821

State Street Bank & Trust Co.    Real Estate Securities
Custodian for the IRA of         Fund Class A Shares             66,040    7.12%
Nancy W. Silberman
270 Euclid Avenue
Winnetka, IL 60093-3605

Robert A. Swanson, TTEE          Growth Fund Class X Shares   4,309,882   10.33%
Robert A. Swanson Charitable
Remainder Trust
C/O K & E Management Ltd.
400 S. El Camino Reale, Ste.
1289
San Mateo, CA  94402-1704

Robert A. Swanson, Tr            Growth Fund Class X Shares   2,110,264    5.06%
1993 Annuity Trust
C/O K & E Management Ltd.
400 S. El Camino Reale,
Ste. 1289
San Mateo, CA  94402-1704

* Less than one percent

    On January 14, 2000, current Trustees, nominees for Trustee and officers of the Trust as a group owned beneficially less than one percent of the Trust's outstanding shares.

    This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about February 4, 2000. A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDERS UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CT 06083-2200 OR CALL, TOLL FREE, AT (800) 243-4361.

                                    PROPOSALS

                                 PROPOSAL NO. 1

                 TO RECONSTITUTE THE BOARD OF TRUSTEES SO AS TO
                  FIX AT 15 THE NUMBER OF TRUSTEES AND TO ELECT
                            15 TRUSTEES TO SUCH BOARD

    At the meetings of the Board of Trustees on August 26, 1999 and November 18, 1999, the independent Trustees, meeting in executive session with Julie Allecta, Esquire, counsel for the independent Trustees, considered a proposal by management to consolidate the oversight of the Phoenix-Seneca Funds under the larger, more seasoned Board of Trustees of the Phoenix Duff & Phelps Institutional Mutual Funds (the "Phoenix Board").* Among the factors considered by the Trustees was the pending merger of the Phoenix-Seneca Growth Fund with and into the Phoenix-Seneca Equity Opportunities Fund, one of the Phoenix Funds, thereby removing it from the Phoenix-Seneca Funds complex. Without the Phoenix-Seneca Growth Fund, the Trustees had concerns that the remaining asset base of the Phoenix-Seneca Funds would not be of sufficient size to warrant the expense of oversight by a separate Board of Trustees. Consolidation under the larger, more seasoned, Phoenix Board could reduce expenses for shareholders, decrease the administrative burdens placed on the portfolio managers (particularly Gail Seneca) allowing them to devote more time to portfolio management, and provide shareholders a more experienced group of Trustees to oversee their interests. The Trustees reviewed the credentials of the Phoenix Board members and took note of their substantial experience in the mutual fund industry. This benefit, along with the cost savings that could result from such a consolidation, outweighed other considerations, such as the higher overall compensation received by the Trustees of the Phoenix Board. Accordingly, the Trustees of the Phoenix-Seneca Funds determined that they would be willing to resign in favor of the larger Phoenix Board upon the election of the Phoenix Board by shareholders.

---------------
* Calvin Pedersen, a member of the Phoenix Board at the time of the original proposal, is no longer employed by Phoenix Investment Partners, Ltd., effective January 5, 2000. He is, therefore, not included in the proposed slate of nominees for the new Board of Trustees.

    The Nominating Committee of the current Board of Trustees has approved the enlargement of the Board to accommodate 15 Trustees and has proposed the 15 Phoenix Board Trustees as candidates to fill the Trustees' positions on the new Board. The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as Trustees the nominees named below. The Trustees are recommending that the shareholders fix the number of Trustees at 15 and elect the persons whom they have nominated for election.

    Each of the nominees has agreed to serve as a Trustee if elected. If, at the time of the meeting, any nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their retirement or the next meeting of shareholders at which Trustees are elected and the selection and qualification of their successors. Executive officers were elected by the Board of Trustees at various meetings held on November 19, 1998, February 29, 1999 and May 27, 1999. All the current officers were confirmed on November 18, 1999 and will hold office until the first meeting of the Board of Trustees following this special meeting of shareholders or until their successors are chosen and qualified.

    The following table sets forth information as to the principal occupations during the past five years of nominees for election as Trustees and of the Trust's executive officers and also sets forth information as to certain other trusteeships held by nominees for election as Trustees.

NOMINEES FOR ELECTION AS TRUSTEES
   ROBERT CHESEK, 65. Trustee/Director, the Phoenix Funds (1981-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and
Phoenix-Aberdeen Series Fund (since 1996).

   E. VIRGIL CONWAY, 70. Chairman, Metropolitan Transportation Authority (since
1992). Trustee/Director, the Phoenix Funds (since 1993), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series Fund (since
1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1995) and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995). Trustee/Director, Consolidated Edison Company of New York, Inc. (1970-present), Pace University (1978-present), Atlantic Mutual Insurance Company (1974-present), HRE Properties (1989-present), Greater New York Councils, Boy Scouts of America (1985-present), Union Pacific Corp. (1978-present), Centennial Insurance Company (1974-present), Josiah Macy, Jr. Foundation (1975-present), the Harlem Youth Development Foundation (1987-present) (Chairman, 1998-present), Accuhealth (1994-present), Trism, Inc. (1994-present) and Realty Foundation of New York (1972-present). Vice Chairman, Academy of Political Science (1985-present). Chairman, New York

Housing Partnership Development Corp. (1981-present). Advisory Director, Blackrock Freddie Mac Mortgage Securities Fund (1990-present). Chairman/Member, Audit Committee of the City of New York (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage Securities Fund (1989-1996) and Fund Directions (1993-1998).

   WILLIAM E. CRAWFORD, 71. Trustee/Director, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1995), and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995).

   HARRY DALZELL-PAYNE, 70, Trustee since 1998. Trustee/Director, the Phoenix Funds (since 1993), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1995), Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995). Formerly, a Major General of the British Army.

   WILLIAM N. GEORGESON, 72. Director/Trustee, Phoenix-Duff & Phelps Institutional Mutual Funds (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1995), and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995).

   *FRANCIS E. JEFFRIES, 69. Director/Trustee, the Phoenix Funds (since 1995), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Income Inc. (since 1987), Duff & Phelps Utilities Tax-Free Income Inc. (since 1991), and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1993). Director, The Empire District Electric Company (since 1984). Director (1989-1997), Chief Executive Officer (1989-1995) and President (1989-1993), Phoenix Investment Partners, Ltd.

   LEROY KEITH, JR., 60. Chairman and Chief Executive Officer, Carson Products Company (since 1995). Trustee/Director, the Phoenix Funds (since 1980), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, Equifax Corporation (since 1991) and Evergreen International Fund, Inc. (since 1989). Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust, Evergreen Tax Free Fund, Master Reserves Trust and Master Reserves Tax Free Trust.

   *PHILIP R. MCLOUGHLIN, 53, Trustee since 1999. Chairman (1997-present), Director (1995-present), Vice Chairman (1995-1997) and Chief Executive Officer (1995-present), Phoenix Investment Partners, Ltd. Executive Vice President, Investments, Phoenix Home Life Mutual Insurance Company (1988-present). Director/Trustee and President, the Phoenix Funds (since 1989), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-

Aberdeen Series Fund (since 1996). Director, Duff & Phelps Utilities Tax-Free Income Inc. (since 1995) and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995). Director (since 1984) and President (since 1990), Phoenix Equity Planning Corporation. Director (since 1983) and Chairman (since 1995), Phoenix Investment Counsel, Inc. Director and Chairman, National Securities & Research Corporation (since 1993). Director, Phoenix Realty Securities, Inc. (since
1994).

   EILEEN A. MORAN, 45. President and Chief Executive Officer, PSEG Resources Inc. (since 1990). Trustee, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996).

   EVERETT L. MORRIS, 71. Vice President, W.H. Reaves and Company
(1993-present). Director/Trustee, the Phoenix Funds (1995-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1991) and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1993).

   *JAMES M. OATES, 53. Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital Markets LLC) (since 1997). Managing Director, The Wydown Group (since
1994). Trustee/Director, the Phoenix Funds (1987-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since
1996). Director, AIB Govett Funds (since 1991), Investors Bank & Trust Corporation (since 1995), Investors Financial Services Corporation (since 1995), Plymouth Rubber Co. (since 1995), Stifel Financial (since 1996), Command Systems, Inc. (since 1998), Connecticut River Bancorp (since 1998) and Endowment for Health, Inc. (since 1999). Member, Chief Executives Organization (since
1996).

   RICHARD A. PAVIA, 69. Special Consultant, K&D Facilities Resource Corp. (since 1995). Vice Chairman, Cook County President's Advisory Council, Forest Preserve District. (since 1997). Director/Trustee, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1991), and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1992). Director (1981-1997), Chairman and Chief Executive Officer (1989-1994), Speer Financial, Inc.

   HERBERT ROTH, JR., 71. Trustee/Director, the Phoenix Funds (since 1980), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, Boston Edison Company (since 1978), Landauer, Inc. (medical services) (since 1970), Tech Ops./Sevcon Inc. (electronic controllers) (since 1987), and Mark IV Industries (diversified manufacturer) (since 1985). Member, Directors Advisory Council, Phoenix Home Life Mutual Insurance Company (since 1998). Director, Phoenix Home Life Mutual Insurance Company (1972-1998).

   RICHARD E. SEGERSON, 53. Managing Director, Northway Management Company (since 1998). Trustee/Director, the Phoenix Funds (since 1993), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Managing Director, Mullin Associates (1993-1998).

   LOWELL P. WEICKER, JR., 68. Trustee/Director, the Phoenix Funds (since 1995), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, UST Inc. (since 1995), HPSC, Inc. (since 1995), Compuware (since 1996), Burroughs Welcome Fund (since
1996). Visiting Professor, University of Virginia (since 1997). Director, Duty Free International, Inc. (1997). Chairman, Dresing, Lierman, Weicker (1995-1997). Governor of the State of Connecticut (1991-1995).

   *Indicates that the nominee is an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940. Messrs. Jeffries, McLoughlin and Oates are directors and stockholders of Phoenix Investment Partners, Ltd. and, therefore, are "interested persons" of the Trust's investment adviser and "interested persons" of the Trust.

EXECUTIVE OFFICERS
   GAIL P. SENECA, 46, Trustee and President since 1996. President and Chief Executive and Investment Officer, Seneca Capital Management LLC (since 1996). Managing Director, Equities, Phoenix Investment Counsel, Inc. (since 1998). Senior Vice President, Phoenix Multi-Portfolio Fund, Phoenix Strategic Equity Series Fund and The Phoenix Edge Series Fund (since 1998). Managing General Partner and Chief Executive and Investment Officer, GMG/Seneca Capital Management LP (since 1989). General Partner, Genesis Merchant Group LP (since
1990) and President, GenCap, Inc. (since 1994).

   ROBERT S. DRIESSEN, 52, Vice President since 1999. Vice President, Compliance, Phoenix Investment Partners, Ltd. (since 1999). Vice President, the Phoenix Funds, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds. Vice President, Risk Management Liaison, Bank of America (1996-1999). Vice President, Securities Compliance, The Prudential Insurance Company of America (1993-1996). Branch Chief/Financial Analyst, Securities and Exchange Commission, Division of Investment Management (1972-1993).

   SANDRA J. MONTICELLI, 40, Treasurer since 1996. Chief Administrative Officer of Seneca Capital Management LLC (since 1996) and GMG/Seneca Capital Management, L.P. (since 1994). Director, Finance, San Francisco Newspaper Agency (1989 to
1994). Trustee, Phoenix-Seneca Funds (1996 to 1998).

   THOMAS N. STEENBURG, 50, Secretary since 1998. Senior Vice President (since
1999), Vice President, Secretary and Counsel (1995-1999), Phoenix Investment Partners, Ltd. Chairman and Chief Executive Officer (since January 5, 2000), Executive Vice President (1999-2000), Vice President and Counsel (1996-1999), Duff & Phelps Investment Management Co. Senior Vice President, Zweig/Glaser Advisers LLC (since 1999). Director and President, PXP Securities Corp. (since
1999). Vice President, Counsel and Secretary, Phoenix Investment Counsel, Inc., National Securities & Research Corporation, and Phoenix Equity Planning Corporation (since 1996). Vice President-Compliance, Phoenix-Aberdeen International Advisors LLC (since 1996). Vice President, Counsel and Compliance Officer, Seneca Capital Management, LLC (since 1997). Vice President, Counsel and Secretary, Roger Engemann & Associates, Inc. (since 1998). Counsel, Phoenix Home Life Mutual Insurance Company (1991-1995).

CERTAIN TRANSACTIONS
   Philip R. McLoughlin, a nominee for Trustee of the Trust, is a director of and a stockholder of Phoenix Investment Partners, Ltd. ("PXP"), an intermediate parent of the Trust's investment adviser, Phoenix Investment Counsel, Inc. ("PIC"). Ms. Seneca is a stockholder of PXP. By virtue of Mr. McLoughlin's and Ms. Seneca's relationships with PXP, under the proxy rules they are deemed to have a material interest in the Trust's investment advisory contract. Pursuant to the investment advisory contract between PIC and the Trust, PIC received $931,643 in fees from the Trust in the fiscal year ended September 30, 1999.

CURRENT BOARD COMPENSATION
   For the Trust's last fiscal year, the current Trustees received the following compensation:

                                                                  TOTAL
                                            PENSION OR        COMPENSATION
                                            RETIREMENT          FROM FUND
                                             BENEFITS           AND FUND
                            AGGREGATE        ACCRUED           COMPLEX (16
                           COMPENSATION  AS PART OF FUND     FUNDS) PAID TO
        NAME                FROM TRUST       EXPENSES           TRUSTEES
        ----                ----------       --------           --------
 Mary Ann Cusenza             $20,000                             $20,000
 Harry Dalzell-Payne          $20,000                             $73,750
 Norman W. Douglass           $20,000          None               $20,000
 Paul E. Erdman               $20,000        For All              $20,000
 Melinda Ellis Evers          $20,000        Trustees             $20,000
 Paul B. Fay, Jr.             $ 5,000                             $ 5,000
 Philip R. McLoughlin              $0                                  $0
 Gail P. Seneca                    $0                                  $0

CURRENT BOARD COMMITTEES AND MEETINGS
   The Board of Trustees has an Audit Committee and a Nominating Committee.

   The members of the Audit Committee of the Trust include all the Trustees who are not interested persons of the Trust (i.e., the "independent Trustees"). The Audit Committee meets with the Trust's auditors to review the scope of auditing procedures, the adequacy of internal controls, compliance by the Trust with the accounting, record keeping and financial reporting requirements of the Investment Company Act of 1940, and the possible effect on Trust operations of any new or proposed tax or other regulations applicable to investment companies. The Committee reviews services provided to the Trust pursuant to the investment advisory agreement and other service agreements to determine if the Trust is receiving satisfactory services at reasonable prices; makes an annual recommendation concerning the appointment of auditors; and reviews and recommends policies and practices relating to principles to be followed in the conduct of Trust operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of Mary Ann Cusenza, Harry Dalzell-Payne, Norman W. Douglass, Paul E. Erdman, Paul
B. Fay, Jr. and Melinda Ellis Evers. The Audit Committee held two meetings during the fiscal year ended September 30, 1999.

   The Nominating Committee consists of all the Trustees who are not interested persons of the Trust. It recommends to the Board of Trustees persons to be elected as Trustees. During the fiscal year ended September 30, 1999, the Nominating Committee held brief meetings as needed in conjunction with regular quarterly executive sessions of the independent Trustees. The Nominating Committee currently consists of Mary Ann Cusenza, Harry Dalzell-Payne, Norman W. Douglass, Paul E. Erdman, Paul B. Fay, Jr. and Melinda Ellis Evers. It will consider individuals proposed by a shareholder for election as a trustee. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a trustee of the Trust.

   If elected, the new Board of Trustees intends to create Audit and Nominating Committees, each composed entirely of non-interested Trustees.

   The Board of Trustees held four meetings during the fiscal year ended September 30, 1999. During the course of the year, four new Trustees were added to the Board. Each Trustee was present for at least 75% of the total number of meetings of the Board and of those committees of which the Trustee was a member which were held during his or her tenure. For services rendered to the Trust during the fiscal year ended September 30, 1999, persons serving as Trustees during that period received an aggregate of $105,000 from the Trust as Trustees' fees.

   Each trustee who is not currently an "interested person" of the Adviser, or of any of its affiliates, is entitled to a quarterly retainer of $2,500 and a fee of $2,500 for each regular, quarterly meeting of the Board of Trustees attended. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser or Subadviser who are interested persons are compensated by the Adviser or Subadviser and receive no compensation from the Trust.

VOTING REQUIREMENTS
   In order to be elected, the nominees for Trustee must be approved by a majority of the Trust's voting securities present at the meeting, in person or by proxy, provided that those present constitute more than 50% of the Trust's outstanding voting securities.

                THE TRUSTEES RECOMMEND A VOTE "FOR" THE ELECTION
                          OF THE NOMINEES FOR TRUSTEES

                   INVESTMENT ADVISER, SUBADVISER, UNDERWRITER
                               AND FINANCIAL AGENT

   Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480, is the Trust's investment adviser. Seneca Capital Management LLC, 909 Montgomery Street, San Francisco, California 94133, is the Trust's investment subadviser.

   Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Trust's underwriter and as the Trust's financial agent.


                             ADDITIONAL INFORMATION

OTHER MATTERS
   As of the date of this Proxy Statement, the Trust's management knows of no other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS
   The Trust is not required and does not intend to hold annual meetings of shareholders. The next meeting of shareholders will be held at such time as may be determined by the Trustees or legally required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Trust within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.

   All shareholders are urged to vote. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                         By Order of the Board of Trustees,



                                         THOMAS N. STEENBURG, Secretary

San Francisco, California
February 4, 2000

                              PHOENIX-SENECA FUNDS
                              909 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 15, 2000

                                      PROXY

   The undersigned shareholder of Phoenix-Seneca Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes and Sandra J. Monticelli and Ronald K. Jacks, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held on March 15, 2000 at the offices of the Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Trust for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                 TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                ACCOUNT NUMBER:
                                                                        SHARES:
                                                                   CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
                                             KEEP THIS PORTION FOR YOUR RECORDS
                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL
1. ELECTION OF TRUSTEES
   To fix the number of Trustees at 15 and
   elect Trustees (except as marked to the                 Withhold     For All
   contrary below)                                 For     Authority    Except
                                                   [ ]        [ ]        [ ]
     Robert Chesek, E. Virgil Conway,
     William E. Crawford, Harry Dalzell-Payne,
     William N. Georgeson, Francis E. Jeffries,
     Leroy Keith, Jr., Philip R. McLoughlin,
     Eileen A. Moran, Everett L. Morris,
     James M. Oates, Richard A. Pavia,
     Herbert Roth, Jr., Richard E. Segerson,
     Lowell P. Weicker

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

2. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------------------- ------- ---------------------------- -------

----------------------------------- ------- ---------------------------- -------
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owners)     Date